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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    February 6, 1997
                                                    -----------------------

                           KnowledgeBroker, Inc.
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             (Exact name of registrant as specified in its charter)


            Nevada                     0-26626                 84-0856578
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation                File Number)         Identification No.)


                   13295 Mira Loma Road, Reno, Nevada  89511
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (702) 852-5711
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On February 6, 1997, KnowledgeBroker, Inc. (the "Company") dismissed Hendrix Sutton & Associates ("Hendrix") as the Company's independent public accountant and engaged Grant Thornton LLP as the Company's new independent public accountant on the same day. No report of Hendrix for the Company has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between Hendrix and the Company as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S-K. The Board of Directors of the Company approved the change of accountants.

       The Company provided Hendrix with the above disclosures prior to filing this Form 8-K with the Commission and is filing with the Commission Hendrix's response to those disclosures an Exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

   Exhibit No.                     Description
   -----------                     -----------
       16                          Letter Regarding Change in Principle
                                   Accountant by Hendrix Sutton & Associates (1)


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       (1)    Filed herewith.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KNOWLEDGEBROKER, INC.



Date:  February 13, 1997                      By: /s/ BRAD STANLEY
                                                 ----------------------------
                                                      Brad Stanley
                                                      President





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                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                        DESCRIPTION
 -------                        -----------
    16          Letter Regarding Change in Principle
                Accountant by Hendrix Sutton & Associates(1)

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(1) Filed herewith.